FOURTH AMENDMENT
                             TO EMPLOYMENT AGREEMENT

                               DATED APRIL 1, 1997

     Reference is made to the Executive Employment Agreement dated as of April 1, 1997 as amended on September 1, 1997, March 31, 1998 and April 10, 1999 (the "Agreement") by and between J. Baker, Inc. and Alan I. Weinstein. Pursuant to paragraph 19 of the Agreement and in order to amend certain provisions of the Agreement, the Agreement is hereby amended as follows:

     1. Paragraph 3 of the Agreement is hereby amended by deleting $625,000 in the second line thereof and inserting in its place $675,000.

     2. Paragraph 6 of the Agreement is hereby amended by deleting the phrase "ending on April 30, 2001" in the fifth line thereof and inserting in its place the phrase "ending on April 30, 2002".

     3. All other terms of the Agreement shall remain unchanged and continue in full force and effect.




J. BAKER, INC.



By:    /s/ Sherman N. Baker               3/14/00
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         Sherman N. Baker                 Date
         Chairman of the Board




   /s/ Alan I. Weinstein                  3/14/00
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         Alan I. Weinstein                Date